Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Restricted cash and investments	$ 941	$ 7,727
Total assets	941	7,727
Current liabilities:
Other current liabilities	102	33
Total liabilities	102	33
Equity:
Unclassified stock: 100 shares of $1 par value	0	0
Retained earnings	839	7,694
Total equity	839	7,694
Total liabilities and equity	$ 941	$ 7,727